LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 19, 2015

TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

CLEARBRIDGE EQUITY INCOME FUND,

EACH DATED MAY 1, 2014

Effective on or about May 1, 2015, the following supplements and replaces any information to the contrary in the Summary Prospectus and Prospectus:

The fund will be renamed ClearBridge Dividend Strategy Fund.

Effective on or about May 1, 2015, the sections of the Summary Prospectus and Prospectus titled “Investment objective” are replaced with the following text:

The fund seeks dividend income, growth of dividend income and long-term capital appreciation.

Effective on or about May 1, 2015, the first paragraph of the sections of the Summary Prospectus and Prospectus titled “Principal investment strategies” is replaced with the following text:

Under normal circumstances, the fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics that pay dividends or are expected to initiate their dividends over time.

Effective May 1, 2015, the following change is made to the sections of the Summary Prospectus and Prospectus titled “Performance”:

The S&P 500 Index replaces the Russell 3000 Value Index as the fund’s performance benchmark. The S&P 500 Index more accurately reflects the investment strategies of the fund.

Effective on or about May 1, 2015, the section of the Prospectus titled “More on the fund’s investment strategies, investments and risks – Selection process” is replaced with the following text:

The portfolio managers emphasize individual security selection. In selecting individual companies for investment the portfolio managers look for the following:

•	Current yield

•	Potential for dividend growth

•	Potential for capital appreciation

•	Sound or improving balance sheets

•	Effective management teams that exhibit a desire to earn consistent returns for shareholders

The portfolio managers may also consider the following characteristics:

•	Past growth rates

•	Future earnings prospects

•	Technological innovation

•	General market and economic factors

•	Recognized industry leadership

Generally, companies held by the fund are those that the portfolio managers believe have assets or earnings power that are either unrecognized or undervalued.

Please retain this supplement for future reference.

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